UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36154	20-8740447
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 13, 2013, Surgical Care Affiliates, Inc. (the “Company”) issued a press release announcing its operating results and other information for the three- and nine-months ended September 30, 2013. The press release, dated November 13, 2013, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgical Care Affiliates, Inc.

Dated: November 13, 2013	By:	/s/ Peter Clemens
	Name:	Peter Clemens
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 13, 2013

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